THE EBI FUNDS, INC.

                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995
                              Effective October 1, 1995

          This supplement includes information for shareholders of the EBI Funds, Inc. Shareholders of the following portfolios should pay particular attention to: Income Portfolio (pages 1-6), Flex Portfolio (page 3) and the Relative Return Bond Portfolio (page 6).

          The PURCHASES and REDEMPTIONS sections in the Summary on pages 2 and 3 of the prospectus are deleted in their entirety and replaced with the following:

PURCHASES:
Shares of each Portfolio, except the Cash Management Portfolio, are offered at net asset value without a sales charge, but are subject to a contingent deferred sales charge ("CDSC") of a set percentage of the dollar amount subject thereto during the first year after purchase. This set percentage for the Equity, Flex, MultiFlex, Real Estate, and International Value Portfolios is 1%, and for the Income Portfolio is 0.60% (for the period May 1, 1995, through September 30, 1995, the rate was 1.0%), and for the
Relative Return Portfolio is 0.50%.   Shares of the Cash
Management Portfolio are offered at net asset value. The minimum initial purchase of shares in one or more of the Portfolios is $25,000, except that the minimum initial purchase of shares in the Cash Management Portfolio is $1,000 or more at any time. Retirement plans may make subsequent investments of $250 or more. The Portfolios reserve the right to reduce or waive minimum purchase requirements in certain cases. (See "The EBI Funds, Inc. Shareholder Services Guide - How to Buy Shares").

Each Portfolio, except the Cash Management Portfolio, has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan, the Portfolios may incur certain distributions costs; however, such costs may not exceed a maximum amount equal to 0.50% per annum of the Relative Return Bond Portfolio s average daily net assets and 0.60% per annum of the Income Portfolio s average daily net assets. All other Portfolios distribution costs may not exceed 1.0% per annum of their average daily net assets (except the Cash Management Portfolio). Pursuant to the plan, the Portfolios make payments to the Distributor, subject to the maximum annual limitations described above, to reimburse the Distributor for expenses incurred in the distribution of their shares.
Generally, an asset-based fee for selling Fund shares and providing services to shareholders will be paid at least quarterly by the Distributor to broker-dealers who sell shares of these Portfolios. On each purchase, a 1% sales commission may be paid by the Distributor to the selling broker-dealer for the Equity, Flex, MultiFlex, Real Estate, and International Value Portfolio assets; for Relative Return Bond Portfolio this sales commission is 0.50% and for Income Portfolio it is 0.60%. There are no charges to the shareholder on purchase of shares at the time of purchase. (See "Plan of Distribution").

REDEMPTIONS:
A CDSC is applicable to shares purchased by new investors on or after May 1, 1995, and redeemed within the first year after purchase. For the Relative Return Bond Portfolio the CDSC is 0.50%, for the Income Portfolio it is 0.60% (for the period May 1, 1995, through September 30, 1995, the rate was 1.0%) and for all other Portfolios it is 1.00%. There is no CDSC applicable to additional purchases of shares in any of the Portfolios by shareholders of record on April 30, 1995. Redemptions of shares of the Cash Management Portfolio are generally not subject to a CDSC; however, a CDSC may be applicable to redemptions of shares of the Cash Management Portfolio if the redeemed shares were exchanged from another Portfolio. The CDSC is assessed on an amount equal to the lesser of the original purchase price or the redemption price of the shares redeemed. The amount paid upon redemption will be the net asset per share next determined after the redemption request is received in proper form, less the amount of any applicable CDSC. Payment will be made no later than three days after receipt of a redemption request in good order. Shares may be redeemed by writing or calling Fund/Plan Services, Inc. (the "Transfer Agent"). Redemptions may also be effected through the shareholder s securities dealer of record.

Each Portfolio has the right to redeem shareholder accounts which fall below a minimum level as a result of redemptions of shares ($10,000 or less for all Portfolios, except the Cash Management Portfolio, which is $1,000 or less. See "The EBI Funds, Inc. Shareholder Services Guide - How to Redeem Shares").

Page 4, FEE TABLE, is deleted in its entirety and replaced with the following:

                                      FEE TABLE
Shareholder Transaction Expenses:
Maximum Sales Charge Imposed on Purchase of Shares
(as a percentage of offering
price)............................................    None
Contingent Deferred Sales Charge
(as a percentage of original purchase price       First year
or redemption price, whichever is                 equal to
lower)........................................... 12b-1 column shown below,
                                                  0% after
                                                  first year

Annual Operating Expenses (as a percentage of average net assets):

                                   Advisory      12b-1
Portfolio                            Fees        Fees (1)

Equity Portfolio                    0.75%         1.00%
Income Portfolio (3)                0.40%         0.60%
Flex Portfolio                      0.75%         1.00%
MultiFlex Portfolio                 1.00%         1.00%
Relative Return Bond Portfolio      0.50%         0.50%
Real Estate Portfolio               0.90%         1.00%
International Value Portfolio       1.00%         1.00%
Cash Management Portfolio           0.50%          N/A

                                   Other          Total Operating
Portfolio                          Expenses        Expenses (2)

Equity Portfolio                     0.50%          2.25%
Income Portfolio (3)                 0.50%          1.50%
Flex Portfolio                       0.50%          2.25%
MultiFlex Portfolio                  0.50%          2.50%
Relative Return Bond Portfolio       0.50%          1.50%
Real Estate Portfolio                0.50%          2.40%
International Value Portfolio        0.50%          2.50%
Cash Management Portfolio            0.50%          1.00%


(1) Under rules of the National Association of Securities Dealers, Inc. ("NASD"), a 12b-1 fee may be treated as a sales charge for certain purposes under those rules. Because the 12b-1 fee is an annual fee charged against the assets of a Portfolio, long-term shareholders may indirectly pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD.

(2) ISI has voluntarily agreed to limit the Total Operating Expenses of the Portfolios to assure that Portfolio expenses do not exceed the designated maximum amounts shown above. The expense ceilings include reductions at larger asset sizes to reflect anticipated economies of sacale as the Portfolios grow in size. (See "Management of the Fund").

(3) ISI has voluntarily agreed to limit certain of its fees with respect to Income Portfolio for the three-year period beginning October 1, 1995. If these limitations were not in effect, the portfolio s advisory fees, 12b-1 fees, other expenses and total operating expenses would be 0.65%, 0.60%, 0.50% and 1.75%, respectively, of average daily net assets. (See "Management of the Fund").

Example of Portfolio Expenses:

A shareholder would pay the following expenses on a $1,000
investment, assuming (1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

                                                          10
                              1 year  3 years  5 years   years
Equity Portfolio               $33      $70     $120     $258
Income Portfolio               $21      $47      $82     $179
Flex Portfolio                 $33      $70     $120     $258
MultiFlex Portfolio            $35      $78     $133     $284
Relative Return Bond           $20      $47      $82     $179
 Portfolio









Real Estate Portfolio          $34      $75      N/A     N/A
International Value            $35      $78      N/A     N/A
 Portfolio
Cash Management Portfolio      $10      $32      $55     $122

A shareholder would pay the following expenses on the same investment, assuming no redemption:


                                                        10
                             1 year  3 years  5 years  years
Equity Portfolio               $23      $70     $120    $258
Income Portfolio               $15      $47      $82    $179
Flex Portfolio                 $23      $70     $120    $258
MultiFlex Portfolio            $25      $78     $133    $284
Relative Return Bond           $15      $47      $82    $179
 Portfolio
Real Estate Portfolio          $24      $75      N/A    N/A
International Value            $25      $78      N/A    N/A
 Portfolio
Cash Management Portfolio      $10      $32      $55    $122

 The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the applicable Portfolios will bear directly or indirectly. Those investment advisory fees which equal or exceed 0.75% of average net assets are higher than those generally charged by investment advisers to similar funds for advisory services. However, the Adviser also provides certain supervisory and administrative services to the Portfolios pursuant to the Investment Advisory Agreement. For a more detailed description of such costs and expenses, see "Management of the Fund" and "Plan of Distribution." The Examples set forth above assume reinvestment of all dividends and distributions. The Examples should not be considered a representation of past or future expenses, and actual expenses may be more or less than those assumed for purposes of the Examples. The assumed 5% return is hypothetical and should not be considered a representation of past or future annual returns.


Flex Portfolio section on page 13 of the prospectus is deleted in its entirety and replaced with the following:

 The investment objective of the Flex Portfolio is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations. The Flex Portfolio invests in a combination of equity securities and fixed and variable income securities. The equity securities acquired by the Flex Portfolio are subject to the same investment standards as those equity securities acquired by the Equity Portfolio. The income securities acquired by the Flex Portfolio are subject to the same investment standards as are applicable to income securities acquired by the Income Portfolio. It is possible that the ability of the Portfolio to achieve its objective of high total return could be diminished by its restriction on the use of non-investment grade corporate obligations in the income securities portion of its portfolio. Typically, a minimum of 20% of the total assets of the Flex Portfolio will be invested in equity securities and a minimum of 20% of total assets will be invested in fixed and variable income securities. The remaining 60% of the portfolio will vary in asset allocation according to ICM s assessment of business, economic, and market conditions. ICM s analytical processes associated with making allocation decisions are based upon a combination of historical financial results and current prices for stocks and the current yield to maturity available in the market for bonds. The premium return available from one category relative to the other determines the actual asset deployment.
ICM s asset allocation processes are systematic and are based on current information rather than forecasted change. The
Flex Portfolio seeks reasonably consistent returns over a variety of market cycles.


The first full paragraph on page 29 of the prospectus is deleted in its entirety and replaced with the following:

 For the services to be rendered and the expenses to be assumed by the Adviser under the Investment Advisory Agreement, each of the Portfolios pays to the Adviser an advisory fee which is computed daily and paid as of the last day of each month on the basis of each Portfolio s daily net asset value, using for each daily calculation the most recently determined net asset value of the Portfolio. (See "Computation of Net Asset Value"). On an annual basis, the advisory fee is equal to 0.75% of the average net asset value of each of the Equity and Flex Portfolios; 0.90% of the average net asset value of the Real Estate Portfolio; 1.00% of the average net asset value of the MultiFlex and International Value Portfolios; 0.50% of the average net asset value of each of the Cash Management and Relative Return Bond Portfolio, and 0.65% of the average net asset value of the Income Portfolio (the Adviser has agreed to reimburse the Income Portfolio for a three-year period beginning October 1, 1995, so that the advisory fee shall not exceed 0.40% of average daily net assets).


The first full paragraph on page 30 of the prospectus is deleted in its entirety and replaced with the following:

 If, in any calendar quarter, the average net assets of each of the Equity or Flex Portfolios are less than $500 million, each Portfolio's expenses shall not exceed 2.25%; on the next $500 million of net assets, expenses shall not exceed 2.15%; on the next $1 billion of net assets, expenses shall not exceed 2.10%;
and on all assets over $2 billion, expenses shall not exceed
2.05%. If, in any calendar quarter, the average net assets of each of the MultiFlex or International Value Portfolios are less than $100 million, expenses shall not exceed 2.50%; on the next $400 million of net assets, expenses shall not exceed
2.40%; on the next $500 million, expenses shall not exceed 2.35%; on the next $1 billion of net assets, expenses shall not exceed 2.30%; and on all assets over $2 billion, expenses shall not exceed 2.25%. If, in any calendar quarter, the average net assets of the Real Estate Portfolio are less than $100 million, expenses shall not exceed 2.40%; on the next $400 million of net assets, expenses shall not exceed 2.35%; on the next $500 million, expenses shall not exceed 2.30%; and on all assets over $1 billion, expenses shall not exceed 2.25%. In any calendar year, the expenses of the Relative Return Bond Portfolio may not exceed 1.50% of average net assets, the expenses of the Income Portfolio may not exceed 1.75%, and the expenses of the Cash Management Portfolio may not exceed 1% of average net assets. The Adviser has agreed to reimburse the Income Portfolio for a three-year period beginning October 1, 1995, so that the expenses any calendar year beginning 1996 shall not exceed 1.50% of average net assets.


The section entitled THE DISTRIBUTOR on page 30 of the prospectus, is deleted in its entirety and replaced with the following:

 ISI, the Fund s distributor (the "Distributor"), a Georgia corporation, is the principal underwriter of the Fund under a Distribution Agreement (the "Distribution Agreement"). All of the Distributor s outstanding voting shares are owned by ICM. The Distributor is also the principal underwriter for other investment companies. The Distributor acts as agent upon the receipt of orders from investors. The Distributor's principal office is located at 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

The Distributor will be reimbursed for distribution-related expenses by the Equity, Income, Flex, MultiFlex, Relative Return Bond, Real Estate and International Value Portfolios
pursuant to the plan of distribution promulgated pursuant to Rule 12b-1 under the 1940 Act, as described under "Plan of Distribution" herein and in the Statement of Additional Information under "Distribution of Shares." The Cash Management Portfolio does not have a plan of distribution under Rule
12b-1. Shares purchased on or after May 1, 1995, by new investors of Equity, Flex, MultiFlex, Real Estate and International Portfolios are subject to a 1% CDSC on redemptions made within one year of purchase. Shares purchased on or after May 1, 1995, by new investors of Income and Relative Return Bond Portfolios are subject to a CDSC of a set percentage on
redemptions made within one year of purchase.   The set
percentage for the Income Portfolio is 0.60% (for the period
May 1, 1995, through September 30, 1995, the rate was 1.0%), and for the Relative Return Bond Portfolio is 0.50%. The proceeds of the CDSC are paid to the Distributor to defray its expenses in providing certain distribution-related services to the Fund, including the payment of a sales commission to broker-dealers who sell shares of the Fund, as described below.


The section entitled PLAN OF DISTRIBUTION on page 30 of the prospectus, is deleted in its entirety and replaced with the following:

                                 PLAN OF DISTRIBUTION









Rule 12b-1 under the 1940 Act ("Rule 12b-1") permits investment companies to use their assets to bear expenses of distributing their shares if they comply with various conditions. Pursuant to Rule 12b-1, the Equity, Income, Flex, MultiFlex, Relative Return Bond, Real Estate and International Value Portfolios, but not the Cash Management Portfolio, have adopted a plan of distribution (the "Plan") which provides that each Portfolio may incur certain distribution and maintenance fees which may not exceed a maximum amount equal to 0.50% per annum of the average net assets of the Relative Return Bond Portfolio, 0.60% per annum of the average net assets of the Income Portfolio, and 1.0% of the average annual net assets for the other Portfolios. This expense includes the payment of 0.25% of average annual net assets to broker-dealers as a "service fee" for providing account maintenance or personal service to existing shareholders.

 The Plan provides for payments by each Portfolio
(except the Cash Management Portfolio) to ISI at the rates indicated above, subject to the authority of the directors to reduce the amount of payments or to suspend the Plan for such periods as they may determine.

 Although shares are sold without an initial sales charge, ISI may pay a sales commission to dealers who sell shares of the relevant Portfolios. These sales commissions may equal 0.50% on sales of Relative Return Bond Portfolio, 0.60% on sales of Income Portfolio and 1.0% on all other Portfolios. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995, who purchase additional shares in any of the Portfolios on or after May 1, 1995, and in circumstances where ISI grants an exemption on particular transactions. In addition, in order to further compensate dealers (including, for this purpose, certain other financial institutions) for services provided in connection with sales of shares and the maintenance of shareholder accounts, ISI makes quarterly payments to qualifying dealers based on the average net asset value of shares which are attributable to shareholders for whom the dealers are designated as the dealer of record. ISI makes such payments up to a maximum annual rate of 1.0% (0.50% for the Relative Return Bond Portfolio and 0.60% for the Income Portfolio) of the average net asset value of shares sold by broker-dealers, which are outstanding on the books of such Portfolios for each month, subject to the annual limitations described above. When a sales commission has been paid to the selling broker-dealer, additional quarterly payments will not be made until after the first full year. ISI may suspend or modify the payments made to dealers described above, and such payments are subject to the continuation of the Plan to the Portfolios, the terms of selling or shareholder servicing agreements between dealers and ISI, and any applicable limits imposed by the NASD.

For additional information concerning the Fund s plan of distribution, see the Statement of Additional
Information under "Distribution of Shares".


The section entitled THE EBI FUNDS, INC., SHAREHOLDER
SERVICES GUIDE - Contingent Deferred Sales Charges on page 33 of the prospectus, is deleted in its entirety and replaced with:

Contingent Deferred Sales Charges
Shares of each Portfolio, except the Cash Management
Portfolio, that are purchased by new investors on or after May 1, 1995, and redeemed within one year from the date of purchases are subject to a CDSC. The CDSC rate is 0.50% for Relative Return Bond Portfolio, 0.60% for the Income Portfolio (for the period May 1, 1995, through September 30, 1995, the rate was 1.0%) and 1.0% for all other Portfolios. This rate is applied to the lesser of the net asset value of the shares at redemption or the initial purchase price of the shares being redeemed. There is no CDSC applicable to additional purchases of shares in any of the Portfolios by shareholders of record on April 30, 1995. Redemptions of shares of the Cash Management Portfolio are generally not subject to a CDSC; however, a CDSC may be applicable to redemptions of shares of the Cash
Management Portfolio if the redeemed shares were exchanged from another Portfolio. See "How to Exchange Shares". Proceeds from the CDSC are paid to, and are used in whole or in part by, the Distributor to defray its expenses related to providing distribution-related services to the Fund, such as the payment of a commission to the selling dealer or agent at the time of share purchase. The combination of the CDSC and the distribution fee facilitates the ability of the Fund to sell shares without a sales charge at the time of purchase.

 Prior to May 1, 1995, shares originally purchased prior to January 1, 1992, were subject to a maximum CDSC of 5% of the lesser of the original purchase price or market value at redemption of those shares. Imposition of the CDSC on "old" shares has been discontinued.


The following new PROPOSED REORGANIZATION section is inserted prior to the Miscellaneous Section on page 41 of the prospectus:

PROPOSED REORGANIZATION

The Board of Directors of The EBI Funds, Inc. (the
"Fund") has approved, subject to approval by the shareholders of the Relative Return Bond Portfolio, a proposed reorganization whereby the Relative Return Bond Portfolio would transfer all or substantially all of its assets to the Income Portfolio in exchange for shares of the Income Portfolio. Under the terms of the proposed reorganization, each shareholder of the Relative Return Bond Portfolio would become a shareholder of the Income Portfolio, receiving shares of the Income Portfolio equal in value to the shareholder s investment in the Relative Return Bond Portfolio. The Relative Return Bond Portfolio would thereafter be terminated.

 The Income Portfolio has investment objectives and policies that are substantially similar to those of Relative Return Bond Portfolio. The Income Portfolio s objective is to achieve a high total return on investment through capital appreciation and current income, without regard to federal income tax considerations.

 The reorganization is being recommended to shareholders as a means of combining similar Portfolios of the Fund with similar investment objectives and policies in order to attempt to achieve enhanced investment performance and economies of scale.

 A Special Meeting of Shareholders of the Relative Return Bond Portfolio will be held on December 14, 1995, to consider and vote on the proposed reorganization. If approved by shareholders of the Relative Return Bond Portfolio, the reorganization, which is intended to qualify as a tax-free reorganization for Federal income tax purposes, is expected to occur on approximately December 15, 1995. Shareholders of the Relative Return Bond Portfolio of record at the close of business on October 31, 1995, will be entitled to receive notice of and to vote at the shareholder meeting concerning the reorganization.